UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2016

Commission File Number: 001-37544

AmpliPhi Biosciences Corporation

(Exact name of Registrant as specified in its charter)

Washington	91-1549568
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3579 Valley Centre Drive

San Diego, California 92130

(Address of principal executive offices)

804-827-2524

(Registrant’s Telephone number)

800 East Leigh Street, Suite 209

Richmond, Virginia 23219

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review .

(a)

On March 28, 2016, the Audit Committee of the Board of Directors (the “Audit Committee”) of AmpliPhi Biosciences Corporation (the “Company”) concluded that the Company’s consolidated statements of operations for the year ended December 31, 2014, three and six months ended June 30, 2014, three and nine months ended September 30, 2014 and three months ended June 30, 2015 should no longer be relied upon due to errors in accounting for basic and diluted income (loss) per share. The errors relate to the misapplication of Accounting Standards Codification No. 260, Earnings Per Share (ASC No. 260), as a result of (i) the failure to consider the participating component of the Company’s Series B redeemable convertible preferred stock in computing basic income (loss) per share and (ii) the failure to make certain adjustments to diluted income (loss) per share required by the change in fair value of the liability classified warrants and the change in fair value of the Series B redeemable convertible preferred stock derivative.

The Audit Committee, in consultation with the Company’s Chief Financial Officer, has determined that the financial statements referred to above should be restated in order to give proper application to ASC No. 260. The Company anticipates including such restated financial statements within the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

The Audit Committee discussed the matters described under this Item 4.02(a) with the Company’s independent registered public accounting firm, Ernst & Young LLP.

Forward Looking Statements

Statements contained in this report that are not statements of historical fact are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning the anticipated restatement of specified historical financial statements within the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words.  These forward-looking statements are based upon the Company’s current expectations and involve a number of risks and uncertainties, including the risks and uncertainties described in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, as filed with the Securities and Exchange Commission. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2016	AmpliPhi Biosciences Corporation

	By:	/s/ Steve R. Martin
	Name:	Steve R. Martin
	Title:	Chief Financial Officer